UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

HERON LAKE BIOENERGY, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	000-51825	41-2002393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue, Heron Lake, MN	56137-1375
(Address of principal executive offices)	(Zip Code)

(507) 793-0077
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

Merger Agreement

On or about March 24, 2021, Granite Falls Energy, LLC, a Minnesota limited liability company (“GFE”), and Heron Lake BioEnergy, LLC, a Minnesota limited liability company (“HLBE”), executed a Merger Agreement, pursuant to which GFE will acquire the minority interest of HLBE (the “Merger”). The structure of the transaction will be a merger in which a wholly owned subsidiary of GFE (the “Merger Sub”) will merge with and into HLBE, with HLBE surviving the transaction as a wholly owned subsidiary of GFE.

A copy of the Merger Agreement is furnished as Exhibit 10.1 to this report. The proposed transaction is further detailed in a Plan of Merger, which is furnished as Exhibit 2.1 to this report.

Prior to the Merger, GFE owns approximately 50.7 percent of the issued and outstanding units of HLBE. Excluding the units owned by GFE, there are 38,456,283 units of HLBE issued and outstanding (the “Minority Interest”). The purchase price for the entire Minority Interest is $14,000,000 in cash payable at the closing of the Merger. Each issued and outstanding unit of the Minority Interest will be canceled and converted into the right to receive $0.36405 per Unit. (the “Merger Consideration”).

The units of HLBE held by GFE immediately prior closing of Merger shall be cancelled with no consideration issued to GFE. GFE will emerge from the transaction as the sole owner of HLBE.

At the time the Merger becomes effective, 100 percent of the membership interest in the Merger Sub shall be converted into and become 100 percent of the membership interests in HLBE, as the surviving company in the Merger.

The Merger is subject to approval by a majority of the Minority Interest of HLBE. A special meeting of the members of HLBE will be called to vote on the Plan of Merger. The Merger is also subject to (i) the consent of GFE’s lender, (ii) GFE’s ability to obtain financing for the transaction, (iii) confirmation that the Merger will not have materially adverse tax consequences for GFE, (iv) the receipt of regulatory approval, including approval by the Securities and Exchange Commission and (v) the receipt of third-party consents.

Pursuant to the Merger Agreement, GFE and HLBE release, acquit, and discharge each other and all related parties from all claims, including, all liabilities, obligations, claims, litigation, actions, causes of action, suits, proceedings, executions, judgments, demands, damages, losses, duties, debts, dues, accounts, fees, costs, expenses and penalties, and agree not to initiate, maintain, prosecute or continue to maintain or prosecute any action, suit or proceeding, or seek to enforce any right or claim against the other or its related parties.

Pursuant to the Merger Agreement, HLBE and GFE shall appoint an exchange agent who shall be responsible for, among other things, dispersing Merger Consideration to holders of Minority Interest units who properly surrender their units. Both HLBE and GFE agree to pay their own transaction expenses related to the Merger.

Voting agreements related to Merger

On or about March 24, 2021, GFE and HLBE entered into a Voting Agreement, pursuant to which GFE agrees to vote its units of HLBE in favor of the proposed Merger (the “GFE Voting Agreement”). The GFE Voting Agreement also provides that GFE will designate HLBE as its proxy for the purposes of voting for the Merger, GFE will refrain from transferring any of its units of HLBE prior to the Merger, and GFE authorizes HLBE to suspend trading of all units until the Merger is complete or is terminated. A copy of the GFE Voting Agreement is furnished as Exhibit 10.2 to this report.

Additionally, on or about March 24, 2021, GFE and the governors of HLBE appointed by HLBE’s Minority Interest (the “Governors”) entered into a Voting Agreement (the “HLBE Voting Agreement”). Pursuant to the HLBE Voting Agreement, the Governors agree to vote for the Merger, recommend the members of HLBE vote for the Merger, and designate HLBE as their proxy for the purpose of voting for the Merger. The Governors additionally agree not to transfer their units and authorize HLBE to suspend trading of all units until the Merger is complete or is terminated. A copy of the HLBE Voting Agreement is furnished as Exhibit 10.3 to this report.

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 24, 2021, Heron Lake BioEnergy, LLC (the “Company”) held its 2021 Annual Meeting of Members (the “Annual Meeting”) for the purpose of electing two governors to its board of governors. Votes were solicited in person and by proxy.

Of the Company’s 77,896,119 Class A and Class B units issued, outstanding and entitled to vote at the Annual Meeting, 51,792,109 Class A and Class B units, or 66.5% of the total units, were present either in person or by proxy. As a result, a quorum was present to conduct business at the Annual Meeting.

With respect to the election of governors, Class A and Class B units held by members entitled to appoint one or more governors under the Company’s Member Control Agreement are not entitled to vote. Therefore, of the total units present in person or by proxy at the meeting, 12,305,285 units were entitled to vote in the election of governors.

There were two nominees for the governor positions, incumbent Douglas Schmitz and incumbent David Woestehoff. The votes were as follows:

Name	Votes For	Votes Withheld/Abstaining
Douglas Schmitz	11,811,035	494,250
David Woestehoff	11,749,535	555,750

As a result, Mr. Schmitz and Mr. Woestehoff were re-elected governor of the Company to serve a three-year term expiring at the 2024 Annual Meeting or until a successor has been elected and qualified or such governor’s earlier death, resignation, or removal.

No other matters were voted upon at the Annual Meeting.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a)None.

(b)None.

(c)None.

(d)Exhibits.

Exhibit No.Description

2.1	Plan of Merger between Granite Heron Merger Sub, LLC, and Heron Lake BioEnergy, LLC, dated March 24, 2021.

10.1	Merger Agreement between Granite Falls Energy, LLC, and Heron Lake BioEnergy, LLC, dated March 24, 2021

10.2	Voting Agreement between Granite Falls Energy, LLC, and Heron Lake BioEnergy, LLC, dated March 24, 2021

10.3	Voting Agreement between Granite Falls Energy, LLC, and certain governors of Heron Lake BioEnergy, LLC, dated March 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

Date: March 25, 2020	/s/ Stacie Schuler
Stacie Schuler, Chief Financial Officer